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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 4, 2009
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                                SPIRE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


       Massachusetts                 0-12742                     04-2457335
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(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)


One Patriots Park, Bedford, Massachusetts                         01730-2396
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(Address of principal executive offices)                          (Zip Code)


                                 (781) 275-6000
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              (Registrant's telephone number, including area code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On September 4, 2009, Spire Corporation, a Massachusetts corporation (the "Company"), Spire Biomedical, Inc., a Massachusetts corporation and wholly owned subsidiary of the Company ("Seller," and together with the Company, "Spire"), and Bard Access Systems, Inc., a Utah corporation ("Bard"), entered into an Asset Purchase Agreement (the "Purchase Agreement") pursuant to which Bard has agreed to (i) acquire substantially all of the assets of Spire's hemodialysis catheter business and (ii) assume and pay post-closing liabilities related to the purchased assets as set forth in the Purchase Agreement (collectively, the "Transaction").

        The purchase price payable under the Purchase Agreement is $15.0 million, including $14.9 million payable at closing to Spire and $100,000 to be paid to two employees of Spire, including Mark C. Little, Chief Executive Officer of Spire Biomedical, as consideration for their execution of the Non-Competition Agreements described below. The purchase price is subject to adjustment in the event that the value of the inventory delivered at closing is less than the estimated value of the inventory as of September 4, 2009. The closing of the transactions contemplated by the Purchase Agreement, subject to the satisfaction of closing conditions, is expected to occur before September 30, 2009.

        At the closing, Spire and Bard will enter into a License Agreement and a Sublicense Agreement, pursuant to which Spire will grant to Bard a license or sublicense in the field of hemodialysis catheters to use certain intellectual property used by Spire in its surface treatments business (the "Licensed Intellectual Property"). Spire will retain the rights to the Licensed Intellectual Property outside the field of hemodialysis catheters.

        The Purchase Agreement includes a five-year commitment of Spire not to compete with the hemodialysis catheter business. As a condition to closing, Mark
C. Little, Chief Executive Officer of Spire Biomedical, and the Chief Operating Officer of Spire Biomedical (each, a "Covered Employee") will each enter into a Non-Competition Agreement with Bard and Spire pursuant to which each Covered Employee agrees not to compete with the hemodialysis catheter business for a period of two years following the closing. In consideration for their execution of the Non-Competition Agreements, each Covered Employee will be paid $50,000 from the purchase price paid to Spire at closing. In the event that the employment by Spire of a Covered Employee terminates for any reason during the non-compete period, Spire will pay to the Covered Employee, as additional consideration for the Non-Competition Agreement, up to $100,000 (the exact amount of which is determined based upon a formula set forth in the Non-Competition Agreement and which decreases based upon the amount of time remaining until the non-compete period expires as of the date of termination of employment).

        The Purchase Agreement also contains customary representations and warranties, pre-closing and post closing covenants and mutual indemnification obligations for, among other things, inaccuracy or breach of any representation or warranty in the Purchase Agreement and any breach or non-fulfillment of any covenant contained in the Purchase Agreement and related transaction agreements or certificates.

        The closing of the transactions contemplated by the Purchase Agreement also is subject to customary closing conditions, including the accuracy of representations and warranties, the performance of covenants, the receipt of a consent to the transaction from the Company's lender, and the execution by the parties of the aforementioned License Agreement, Sublicense Agreement, Non-Competition Agreements and other customary ancillary agreements addressing the assignment and assumption of the purchased assets and assumed liabilities. The Purchase Agreement may be terminated by mutual written consent, by either Spire or Bard if the closing conditions of the other have become impossible to meet, by either Spire or Bard if the closing has not occurred by September 30, 2009, or by either Spire or Bard if the other is in breach of any representation, warranty, covenant or agreement in any material respect and such breach is not cured within ten (10) days after notice.
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CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. These statements reflect the Company's current views with respect to future events and are based on its management's current assumptions and information currently available. Actual results may differ materially due to numerous factors including, without limitation, the ability of Spire and Bard to satisfy the conditions to the proposed transaction; risks associated with market and economic conditions; the risks and uncertainties described in the Company's annual report on Form 10-K for the year ended December 31, 2008; and other factors identified from time to time in the Company's periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements contained herein.











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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SPIRE CORPORATION


Date:  September 8, 2009               By: /s/ Christian Dufresne
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                                           Christian Dufresne
                                           Chief Financial Officer and Treasurer












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